SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                             FEBRUARY 20, 1998
                  _______________________________________
              Date of Report (Date of earliest event reported)

                          USN COMMUNICATIONS, INC.
           ______________________________________________________
           (Exact name of Registrant as specified in its charter)

        DELAWARE             333-16265                 36-3947804
      ______________     _____________________      __________________
      (State of          (Commission File No.)      (IRS Employer
      Incorporation)                                Identification No.)

        10 SOUTH RIVERSIDE PLAZA, SUITE 401, CHICAGO, ILLINOIS 60606
        ____________________________________________________________
        (Address of principal executive offices, including zip code)

                               (312) 906-3600
            ____________________________________________________
            (Registrant's telephone number, including area code)

                                    N/A
       _____________________________________________________________
       (Former name or former address, if changed since last report)


 ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

      On February 20, 1998, pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated January 7, 1998, among Mr. Mark Hatten, Triumph Connecticut Limited Partnership, FSC Corp., Solomon Schechter Day School of Greater Hartford, Inc. (collectively, "Sellers"), Hatten Communications Holding Company, Inc. ("HCHC") and the Registrant, the Registrant acquired all of the issued and outstanding capital stock of HCHC in exchange for an aggregate cash payment to Sellers of approximately $45.7 million and the repayment of approximately $14.1 million of outstanding indebtedness of HCHC. The amount of such consideration was determined by negotiations among the parties and, from the standpoint of the Registrant, involved consideration of a number of factors, including the financial condition, earnings and prospects of HCHC and the nature of HCHC's business. The funds used to finance the transaction were part of the proceeds from the Registrant's initial public offering of its common stock, which was consummated on February 9, 1998.

      Prior to the transaction, there were no material relationships between the Sellers and the Registrant or any of the Registrant's affiliates, directors or officers or any associates of such directors and officers.

      Upon the closing of the transactions contemplated by the Stock Purchase Agreement, HCHC became a wholly-owned subsidiary of the Registrant. HCHC resells cellular, paging, long distance, local and Internet services in Connecticut and has been expanding throughout the Northeast.


 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

           (a)  Financial Statements of Business Acquired

                The audited consolidated financial statements of HCHC for each of the years ended April 30, 1996 and 1997 are incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-38381) dated February 3, 1998.

                As of this filing, it is impracticable for the Registrant to provide the unaudited consolidated financial statements of HCHC for the period ending December 31, 1997. In accordance with the requirements of
 Item 7(a) of Form 8-K, the requisite financial statements will be filed within 60 days of the effective time of the acquisition as a part of a subsequent filing on Form 8-K.

           (b)  Pro Forma Financial Information

                As of this filing, it is impracticable for the Registrant to provide the pro forma financial information required by Item 7(b) of Form 8-K. In accordance with the requirements of Item 7(b) of Form 8-K, the requisite pro forma financial information will be filed within 60 days of the effective time of the acquisition as a part of a subsequent filing on Form 8-K.

      Exhibits

      Exhibit 10.41 Stock Purchase Agreement, dated January 7, 1998, among Mr. Mark Hatten, Triumph-Capital Limited Partnership, FSC Corp., Solomon Schechter Day School of Greater Hartford, Inc., Hatten Communications Holding Company, Inc. and the Registrant (incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-38381) dated February 3, 1998).



                                   SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               USN COMMUNICATIONS, INC.



 March 6, 1998                 By: /s/ Thomas A. Monson
                                  ____________________________
                                  Thomas A. Monson
                                  Vice President, General Counsel
                                  and Secretary